SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2003

Insignia Solutions plc

(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

41300 CHRISTY STREET FREMONT, CALIFORNIA 94538 UNITED STATES OF AMERICA	THE MERCURY CENTRE, WYCOMBE LANE WOOBURN GREEN HIGH WYCOMBE, BUCKS HP10 0HH UNITED KINGDOM
(Address of principal executive offices) (Zip code)

(510) 360-3700
(44) 1628-539500

(Registrant’s telephone number, including area code)

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(C)                                The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Press release dated October 29, 2003.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition.”

On October 29, 2003, the Registrant issued a press release to report its financial results for the quarter ended September 30, 2003.  A copy of that press release is being furnished to the Securities and Exchange Commission pursurant to this Item 12 of Form 8-K and is attached hereto as Exhibit 99.1.

The information furnished in this Item 12 and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12 (a) (2) of  the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC whether before or after the date hereof, regardless of any general incorporation language contained in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Insignia Solutions plc
(Registrant)

Date: November 3, 2003	By:	/s/ Linda C. Potts
Linda C. Potts
Vice President and Chief Financial Officer